Exhibit 99.2
NYSE Symbol: ESE November 14, 2007 Filtration/Fluid Flow RF Shielding and Test Communications 9900A Clayton Road St. Louis, MO 63124-1186 (314) 213-7200 www.escotechnologies.com

Filtration/Fluid Flow RF Shielding and Test Communications Statements regarding future events, the timing, certainty and resulting impact of the Doble acquisition,the development of new products and software, future growth drivers, the Company's ability to address the needs of utilities, performance improvements, increases in shareholder value, investments, the success of acquisition efforts and cost reduction activities, the Company's future results and competitive positions, including sales growth, EBIT, EBIT Margin, EPS estimates and projections about the Company's performance, and other statements contained herein which are not strictly historical are considered "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of the date of this presentation and the Company undertakes no duty to update. The Company's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company's operations and business environment including, but not limited to: the risk factors described in Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and Item 1A of the Company's Form 10-Q for the three months ended June 30, 2007; failure to obtain necessary Government approvals; material changes in the Doble business impacting the closing of the transaction; successful negotiation of a new Senior Credit Facility; actions by the California Public Utility Commission, PG&E's Board of Directors and PG&E's Management impacting PG&E's AMI projects; the outcome of PG&E's evaluation of other technologies to meet their requirements for the electric portion of its service territory; the timing and success of DCSI's software development efforts; the timing and content of purchase order releases under the Company's PG&E contracts and the Company's successful performance of the PG&E contracts; weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; the availability of select acquisitions on acceptable terms; intellectual property rights; the success and timing of real estate sales; containment of engineering and development costs; the performance of the Company's international operations; unforeseen charges impacting corporate operating expenses; technical difficulties; delivery delays or defaults by customers; termination for convenience of customer contracts; timing and magnitude of future contract awards; performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; material changes in the costs of certain raw materials; changes in laws and regulations including changes in accounting standards and taxation requirements; costs relating to environmental matters; litigation uncertainty; and the Company's successful execution of internal operating plans. Forward-Looking Statement 2

Today ESCO is... A Proven Supplier of Special Purpose Communications Systems for the Electric, Gas and Water utilities, including Hardware and Software to support Advanced Metering Infrastructure (AMI) applications A Leading Provider of Engineered Filtration Products to the Transportation, Health Care and Process Markets Worldwide The Industry Leader in RF Shielding and EMC Test Products 3 Spun-off in 1990 from Emerson

ESCO Products & Applications Test Filtration Communications 4

RF Shielding & Test Communications Filtration East 28 38 34 ESCO Business Profile - FY 2007 RF Shielding & Test Communications Filtration 24 45 31 $14.4M 24% $23.4M 39% $22.0M 37% Fiscal 2007 Segment EBIT $59.8M $197.6M 37% $188.4M 36% $141.5M 27% Fiscal 2007 Sales $527.5M 5 RF Shielding & Test Filtration Communications

Utility Communications Health Care Defesne Aerospace Electronics Commercial Aerospace Automotive Products Consumer & Appliance Video Security Industrial East 44.5 12 5.5 9.6 6.2 9.6 5 1.2 4 West North ESCO Served Markets - Pro Forma FY 2007 Utility Communications 45% Health Care 12% Defense Aerospace 7% Electronics 10% Commercial Aerospace 6% Automotive Products 10% Consumer & Appliance 5% Video Security 1% Industrial 4% 6

Filtration/Fluid Flow RF Shielding and Test Communications Segment Profiles All are Technology Driven Businesses Customer and Solution Focused Expanding Through New Products and Internationally Engineering expenditures are typically 7-8% of sales 7

Communications Segment A Proven Supplier of Special Purpose Communication Systems for the Electric, Gas and Water utilities, including Hardware and Software to support Advanced Metering (AMI) applications as well as Advanced Digital Video Security Applications With the Doble acquisition, the Communications Segment adds high-end, diagnostic test solutions for the electric power delivery market 8

Communications ESCO Addressable Market North American Automatic Meter Reading Market ~$10B 190 Million Endpoints 45% Electric 21% Gas 34% Water Plus Add-On Products Replacement Systems Service Territory Expansion Annuity Software Maintenance and Upgrades International Served Markets Utility -- Video Security COOPS 9

Communications ESCO Capabilities (Excluding Doble) Comprehensive suite of proven products and technologies to meet the needs of any utility across the entire range of applications from basic AMR through a true AMI deployment. Fixed Network RF and Power Line Communication Systems Competitors...(Itron, Cellnet, AMDS, Silver Springs, BPL) Customer and Utility Facing Software Time of Use Outage Mapping Remote Disconnect Two-Way Load Control Behind the Meter Products - Gateway Devices Over 10 million endpoints installed x/PG&E 10

Communications AMI Growth Drivers Successful Large Scale Deployments Economics Meter Reading Theft or Leakage Customer Service Call Center Outage Restoration Service Calls Distribution Infrastructure Regulatory Federal Energy Bill (Demand Response) Gateway Devices for In-Home Applications Prepay In Home Display Set Back Thermostat 11

Acquisition Highlights... ESCO has agreed to acquire Doble Engineering for $319 million in cash, representing a 11.3x purchase multiple to projected December 31, 2007 adjusted EBITDA of $28.3 million Transaction expected to close during first quarter FY 2008 Founded in 1920, Doble is the world leader in providing high-end, diagnostic test solutions for the electric power delivery industry Strong brand name with a dominant, defendable market share Products measure the performance of apparatus that is "mission critical" to the reliable delivery of electricity Vast "Knowledge Reservoir" uniquely positions Doble to regularly improve customer operations Doble presents ESCO with a unique opportunity to add a high quality / highly profitable company with world class customers to the ESCO family of companies 12

Communications Application Support & Services Products Protection Test Instruments Apparatus Maintenance F Series - Relay Test Instrument M4000 Insulation Analyzer M5300 Sweep Frequency Response Analyzer On-Site Product Training Doble Product Support Consulting Services Lab Services Annual Client Conference 1,000 delegated people 323 companies 35 countries Model expanded internationally "Knowledge Reservoir" and "Ask Doble" Doble Solutions 13

Doble's products and services are much less discretionary to utilities than are other expenditures Aging infrastructures and priority on maintaining the reliability of infrastructures Limited excess capacity Utility outsourcing trend appears to be gaining momentum Proven management team End market overlap Increases ESCO's access to key international markets, including China, Europe and India Adds stable source of revenue ESCO will provide Doble with additional opportunities for growth including additional product offerings, international expansion, and further improve operating margins via supply chain efficiencies Doble Highlights 14

A Transformational Transaction ESCO Today ESCO Pro Forma RF Shielding & Test Communications Filtration East 37.5 26.8 35.7 Communications 37.5% Filtration / Fluid Flow 35.7% Test 26.8% Sales by Segment RF Shielding & Test Communications Filtration East 45.6 23.3 31 Communications 45.6% Filtration / Fluid Flow 31.0% Test 23.3% Sales by Segment RF Shielding & Test Communications Filtration East 56.8 16.5 26.8 Communications 54.8% Filtration / Fluid Flow 28.0% Test 17.2% EBIT by Segment RF Shielding & Test Communications Filtration East 36.8 24.1 39.1 Communications 36.8% Filtration / Fluid Flow 39.1% Test 24.1% EBIT by Segment * * After Doble Acquisition 15

Filtration Segment A Leading Provider of Engineered Filtration Products to the Transportation, Health Care and Process Markets Worldwide 16

Filtration Segment ESCO Addressable Market ~$4B Served Markets: Liquid Only - Health Care - Automotive - Consumer & Appl. - Aerospace Growth Drivers Leadership Position in Certain Niches Driven by Technology Advancements and Customer Support Medical Devices Aerospace Fuel Delivery 17

RF Shielding & Test Segment The Industry Leader in RF Shielding, Wireless and EMC Test Products 18

RF Shielding & Test ESCO Addressable Market ~ $500M Served Markets Wireless - Health Care Electronics - Acoustics Aerospace - Automotive Growth Drivers Proliferation of Wireless Devices and emerging technologies (such as Wi-Fi, WiMAX, etc.) International (Asia) Increasing use of MRI's and emerging MR technologies (such as MEG and therapeutic radiation) Calibration and Testing Services 19

Filtration/Fluid Flow RF Shielding and Test Communications ESCO Strategy 20

ESCO Strategy ESCO will increase Shareholder Value through Continued Investment in New Products Engineering Expenditures are typically 7-8% of Sales Selective Acquisitions Communications Segment is the primary focus Ongoing Performance Improvement Actions Focused on both our cost and competitive position Supported by A Strong Balance Sheet No Net Debt Management Team whose Interests are Strongly Aligned with the Shareholders Stock Ownership Requirements of 3X or 5X Total Cash Compensation Sound Corporate Governance ISS Rating in the top 5% of the Russell 3000 (as of 11/01/07) 21

ESCO 5 Year View Sales Growth > 10% CAGR EBIT Margin > 18% EPS Growth > 15% CAGR Financial Goals 22

Filtration/Fluid Flow RF Shielding and Test Communications Financials 23

FY 2007 Segment Performance 24

Pro Forma FY 2007 Segment Performance (with Doble) Note that Doble financial performance is included in the Communications segment 25

Balance Sheet 26 FY'07 Cash Flow from Operating Activities $45.3M

Entered Orders and Backlog 27 FY'06 Entered Orders were $479.2

The Way Forward Committed to $3.00 per share in '09 Growth in Communications from Advanced Metering and Direct Access to Water and Gas New Products in Filtration Improve the Margins and Extend our Reach in Test Selective Acquisitions Continue to Aggressively work our Cost and Competitive Position Committed to $3.00 per share in '09 28

Filtration/Fluid Flow RF Shielding and Test Communications Appendix A Reconciliation of Non-GAAP Financial Measures 29

Reconciliation of Non-GAAP Financial Measures FY 2007 ($M) Note: EBIT Margin greater than or equal to 18% in ESCO's Financial Goals Section cannot be reconciled with a GAAP measure as this represents a forward looking financial measure with no comparable GAAP measurement quantifiable at this time. EBIT margin is calculated as EBIT divided by Net Sales. EBIT is calculated as earnings before interest and taxes. 30

Filtration/Fluid Flow RF Shielding and Test Communications 31